CALVERT LARGE CAP VALUE FUND
CALVERT EQUITY INCOME FUND
Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2015
Date of Supplement: April 30, 2015
Calvert Large Cap Value Fund and Calvert Equity Income Fund (the “Funds”) are no longer offered through this prospectus. Accordingly, all references to the Funds in this prospectus are deleted. For information on these Funds, please see the current prospectus dated April 30, 2015.